Exhibit 10.1

                                                                 EXECUTION COPY

                             REVOLVING CREDIT NOTE

Principal Amount: $1,000,000                           Palm Desert, California
                                                                   May 8, 2003


    FOR VALUE RECEIVED, Power Efficiency Corporation, a Delaware corporation (the "Borrower") hereby promises to pay to Summit Energy Ventures, LLC, a Delaware limited liability company (the "Lender"), by wire transfer of immediately available United States federal funds to the Lender's designated account or, if the Lender so agrees, by the Borrower's check, the aggregate principal sum of $1,000,000, or such lesser aggregate amount as is advanced and outstanding (each such advance, a "Loan") pursuant to the provisions of this Revolving Credit Note (this "Note"), together with interest in like money on the unpaid principal balance of each Loan for the period from and including the date of such Loan to but excluding the date such Loan is paid in full (whether as stated, by acceleration or otherwise) at the rate of 15% per annum. Interest shall be simple interest and calculated on the basis of a 360-day year consisting of twelve 30-day months. Accrued interest on each Loan shall be payable (a) upon the payment or prepayment of each Loan (but only on the principal amount so paid or prepaid) and (b) on the Maturity Date (as defined below). All principal then outstanding, and all interest, fees, charges, and other amounts owing under this Note and then unpaid shall be due and payable on December 31, 2003 (the "Maturity Date"). All payments on or in respect of this Note shall be made to the Lender without set-off or counterclaim and free and clear of and without deductions of any kind.

    This Note is secured by, and entitled to the benefits of, the Security Agreement dated of even date with this Note between the Borrower and the Lender (the "Security Agreement").

    In this Note, the following terms shall have the following respective meanings:

     "Business Day" shall mean a day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the laws of the State of New York.

    "Default" shall mean an event that with notice or lapse of time or both would become an Event of Default (as defined below).

    "Material Adverse Condition" shall mean a material adverse effect on the business, property, operations, prospects or condition (financial or otherwise) of the Borrower and its subsidiaries, taken as a whole.

    1. Borrowings. The Lender agrees, subject to the terms and conditions of this Note, to make Loans to the Borrower, from time to time during the period from the date of this Note up to and including December 19, 2003 (the "Commitment Termination Date"), in an aggregate principal amount not to exceed at any time $1,000,000 (the "Total Commitment"). Unpaid interest and fees shall be considered when calculating the Total Commitment. The initial Loan under this Note shall be in the amount of $250,000. Each subsequent Loan under this Note shall be in an amount that is an integral multiple of $50,000 and is not, in the aggregate, less than $100,000 or more than $200,000. The Borrower shall give the Lender written request for each Loan: (a) in the case of the first Loan under this Note, at least two (2) Business Days, and (b) in the case of all subsequent Loans, at least seven (7) Business Days, prior to the date on which the Borrower wishes the Lender to fund such Loan; provided that in no event shall the Borrower be permitted to request more than one Loan in any given calendar month. Upon receipt of such written request for a Loan, the Lender shall make each requested Loan available to the Borrower, in immediately available funds by wire transfer to the account designated by the Borrower on its request for a Loan, on the Business Day designated by the Borrower in its notice.

    The Borrower hereby authorizes the Lender to endorse on the Schedule annexed to this Note the principal amount of each Loan made to the Borrower and all payments of principal and interest in respect of each such Loan, which endorsements shall, in the absence of manifest error, be conclusive; provided, however, that the failure to make such notation with respect to any Loan or payment shall not limit or otherwise affect the obligations of the Borrower hereunder.

    2. Optional Prepayment; Premium. The Borrower may prepay the principal and interest due on any Loan, at any time, in whole or in part, without penalty or premium. Subject to the terms and conditions of this Note, during the period from the date of this Note up to and including the Commitment Termination Date, the Borrower may borrow, repay and reborrow the amount of the Total Commitment by means of Loans; provided that in no event shall the Borrower be permitted to request more than one Loan in any given calendar month.

    3. Conversion. The Lender may at any time prior to Maturity Date give the Borrower written notice (the "Conversion Notice") of its desire to convert, in full or in part, the outstanding balance of all principal and interest on the Loans and all other amounts owing to the Lender under this Note and the other Basic Documents (such amount being the "Conversion Amount") into fully paid and nonassessable shares of the Series A-1 Preferred Stock, par value $0.001 per share, of the Borrower (the "Stock"), on the basis of one share of Stock for each $1.065538 (the "Conversion Price") of the Conversion Amount.

    The Conversion Notice shall set forth (a) the Conversion Price, (b) the number of shares of Stock representing the Conversion Amount, (c) the date on which the Conversion shall take place, which date shall not, in any event, be less than seven days after the date of the Conversion Notice (the "Conversion Date") and (d) instructions for delivery of the applicable number of shares of Stock to the Lender.

    Upon receipt of the Conversion Notice from the Lender, the Borrower shall have seven days to repay in full the Conversion Amount. If the Borrower does not pay the Conversion Amount within that seven-day period, then on the Conversion Date:


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    (i) the Conversion Amount shall convert into Stock;

    (ii) the Total Commitment shall automatically be reduced by the amount of principal on the Loans reflected in the Conversion Amount (which principal amount shall be set forth in the Conversion Notice);

    (iii) the Conversion Amount so converted into Stock shall be deemed to constitute a partial prepayment of the amounts of principal and interest on the Loans and other amounts owing by the Borrower to the Lender under this Note and the other Basic Documents, thereby reducing the obligations of the Borrower to the Lender by the Conversion Amount; and

    (iv) the Lender shall become the holder of record of the shares of Stock represented by the Stock certificates to be delivered by the Borrower pursuant to this Section 3.

    As soon as practicable after the Conversion Date (and in any event no later than 10 Business Days after the Conversion Date), the Borrower shall deliver to the Lender the Stock certificates representing the number of shares of Stock issuable pursuant to the Conversion Notice.

    Notwithstanding any other provisions of this Section 3 to the contrary, in the event of a conversion under this Section 3, this Note, the Security Agreement and all other Basic Documents shall remain in full force and effect.

    4. Lending Fee. Concurrently with the first Loan made under this Note, the Borrower shall be obligated to pay to the Lender a lending fee in the amount of $50,000 (the "Lending Fee"). The Lending Fee shall be deducted by the
Lender from the amount of the initial Loan made under this Note.

    5. Notices. Unless otherwise indicated differently, all notices, requests, reports, information or demands which either party may desire or may be required to give to the other party shall be in writing and shall be personally delivered, sent by facsimile, by a reliable overnight mail delivery service providing a receipt or by first-class certified or registered United States mail, postage prepaid return receipt requested, and sent to the receiving party at its address appearing below or at such other address as that party shall designate to the other party by written notice; (provided, however, notices to the Lender requesting disbursements need not be sent by certified United States mail):

If to the Borrower:    Ray Skiptunis
                       Power Efficiency Corporation
                       75-153 Merle Drive, Suite B
                       Palm Desert, CA 92211

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

If to the Lender:      Steven Strasser
                       Summit Energy Ventures, LLC
                       P.O. Box 7387
                       Bellevue, WA 98008



    All notices, requests, reports, information or demands so given shall be deemed effective upon receipt or, if mailed, upon receipt or the expiration of the third day following the date of mailing, which ever occurs first, except that any notice of change in address shall be effective only upon receipt by the party to whom said notice is addressed.

    6. Maximum Interest Rate. Notwithstanding the provisions of this Note, if the rate of interest payable under this Note is limited by law, the interest payable under this Note shall be the lesser of (a) the amount calculated at the rate set forth in this Note and (b) the maximum interest permitted by law. If, however, interest is paid under this Note in excess of the maximum rate of interest permitted by law, any interest so paid which exceeds that maximum rate shall automatically be considered a payment of principal and shall automatically be applied in reduction of principal due on this Note to the extent of the excess. The provisions of this Section 6 shall survive the termination of this Note.

    7. Covenants. The Borrower covenants and agrees with the Lender that, so long as the Total Commitment is outstanding and until payment in full of all obligations of the Borrower under this Note:

    (a) Financial Statements. On the fifth Business Day of each calendar month, the Borrower shall furnish to the Lender:

         (i) unaudited financial statements of the Borrower setting forth reasonably detailed information and calculations demonstrating compliance with
Section 7(j);

         (ii) unaudited financial statements of the Borrower with respect to the immediately preceding calendar month; and

         (iii) a certificate of the chief financial officer of the Borrower certifying (A) as to the accuracy and completeness of the financial statements delivered pursuant to this Section 7(a) and (B) that no Default, Event of Default or Material Adverse Condition has occurred or is continuing.

    (b) Notices of Material Events. The Borrower shall furnish to the Lender prompt written notice of the following:

         (i) the occurrence of any Default or Event of Default or of any event that could reasonably be expected to result in a Default or Event of Default;


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         (ii) the filing or commencement of any action, suit or proceeding by or before any arbitrator or governmental authority against or affecting the Borrower that, if adversely determined, could reasonably be expected to result in a Material Adverse Condition; and

         (iii) any other development that constitutes or results in, or could reasonably be expected to constitute or result in, a Material Adverse Condition.

    Each notice delivered under this Section 7(b) shall be accompanied by a statement of an executive officer of the Borrower setting forth the details of the event or development requiring that notice and any action taken or proposed to be taken with respect to that event or development.

    (c) Existence; Conduct of Business. The Borrower shall do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the governmental approvals material to the conduct of its business.

    (d) Payment of Obligations. The Borrower shall pay its obligations, including for taxes, that, if not paid, could result in a Material Adverse Condition before the same become delinquent or in default, except any such obligation (a) the validity or amount of which is being contested in good faith by appropriate proceedings, (b) with respect of which the Borrower has set aside on its books adequate reserves in accordance with generally accepted accounting procedures and (c) the failure to pay obligations of which pending contest could not reasonably be expected to result in a Material Adverse Condition.

    (e) Books and Records; Inspection Rights. The Borrower shall keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities. The Borrower shall permit any representatives designated by the Lender, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested.

    (f) Indebtedness. The Borrower shall not, without the prior written consent of the Lender, create, incur, assume or permit to exist any indebtedness, except indebtedness created under the Basic Documents; provided that, subject to Section 23, Summit shall consent to the incurrence by the Borrower of indebtedness that is immediately used to repay the total outstanding balance of all principal and interest on the Loans and all other amounts owing to the Lender under this Note and the other Basic Documents but only so long as such indebtedness (i) is provided to the Borrower by a financial institution in the ordinary course of business in a bona fide arms-length transaction and (ii) is not provided, guaranteed or in any other way supported by the credit of, any person or entity affiliated with the Borrower, or any shareholder or any director of the Borrower. The provisions of this
Section 7(f) shall survive the termination of this Note.


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


    (g) Liens. The Borrower shall not create, incur, assume or permit to exist any lien on any personal property or assets of the Borrower, except the liens created under the Security Agreement in favor of the Lender. The Borrower shall promptly discharge at the Borrower's cost and expense, any lien (other than the liens of the Lender pursuant to the Security Agreement) on the Collateral (as defined in the Security Agreement). The Borrower shall take, or cause to be taken, all action reasonably required to maintain and preserve the liens created by the Security Agreement and the priority of such Liens. The Borrower shall from time to time execute or cause to be executed any and all further instruments (including financing statements, continuation statements and similar statements and other documents with respect to the Security Agreement) reasonably requested by the Lender for such purposes.

    (h) Fundamental Changes. The Borrower shall not merge or consolidate with any other person or entity, sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all of its property or assets or liquidate or dissolve. The Borrower shall not engage in any business other than business of the type conducted by the Borrower on the date of this Note and reasonably related activities.

    (i) Investments, Loans, Advances, Guarantees and Acquisitions. The Borrower shall not hold or acquire the capital stock, partnership or other ownership interests, indebtedness or other securities of any other person or entity, make any deposit with, or loan or other extension of credit to, any other person or entity, enter into any guarantee of, or other contingent obligation with respect to, indebtedness or other liability of any other person or entity or acquire (in one transaction or a series of transactions) any property of any other person or entity constituting a business unit.

    (j) Financial Covenants. The Borrower shall satisfy the following financial covenants:

         (i) For the period from May 1, 2003 up to and including June 30, 2003, the Borrower shall cause its Contributed Capital (as defined below) to equal or exceed $351,000;

         (ii) For the period from July 1, 2003 up to and including July 31, 2003, the Borrower shall cause its Contributed Capital to equal or exceed $315,000;

         (iii) For each calendar month during the period from and including August 1, 2003 to the date on which all of the obligations of the Borrower under this Note shall have been paid in full and the Total Commitment shall have expired, the Borrower shall cause its Contributed Capital to equal or exceed $331,000; provided that (A) if, during the periods specified in Section 7(j)(i) and Section 7(j)(ii), the Borrower's Contributed Capital exceeds $351,000 and $315,000, respectively, then the Borrower may carry over the amounts of such excess to succeeding calendar months for purposes of calculating the Borrower's Contributed Capital for such succeeding calendar months; and (B) in any given calendar month after July 31, 2003, the Borrower's Contributed Capital exceeds $331,000, then the amount of such excess may be carried over to succeeding calendar months for purposes of calculating the Borrower's Contributed Capital for such succeeding calendar months;

         (iv) Until such time as all of the obligations of the Borrower under this Note shall have been paid in full and the Total Commitment shall have expired, the Borrower shall not permit its operating expenses in any given calendar month to exceed $305,000.


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

    "Contributed Capital" as used in this Section 7(j) shall mean, for any given period, the sum of the Gross Margin of the Borrower for that period plus the Equity Revenue of the Borrower for that period. "Gross Margin" shall mean the gross operating revenue of the Borrower for the applicable period less the cost of goods sold (determined in accordance with Generally Accepted Accounting Principles) for that period. "Equity Revenue" shall mean the total sum of equity raised by the Borrower in the applicable period through the sale of its common stock by means of private placements and/or Regulation S offerings.

    (k) Use of Proceeds. The proceeds of the Loans made under this Note shall be used only for the payment of operating and occupancy expenses incurred by Borrower provided that payments to affiliates, shareholders or directors of Borrower for expenses or obligations incurred by Borrower other than operating and occupancy expenses shall be permitted only with the prior written consent of Lender, and provided further the proceeds of the initial Loan made under this Note shall be used for payment of the expenses below, as follows:

Proceeds from initial Loan:               $250,000
Legal fees-Summit                         $20,000
Commitment Fees                           $50,000
Payroll and taxes                         $90,000
Employee Expenses                         $32,114
Vendors                                   $57,886


    (l) Settlements. The Borrower shall not, without the prior written consent of the Lender, enter into or consent to any settlements with respect to any claims, disputes, suits or proceeding of any kind (including with respect to the matters disclosed in the attached Schedule 1) if and to the extent that the amount of such settlement is or can reasonably be expected to be, in excess of $10,000.

    (m) Other Information. Promptly following any request for the same at any time, the Borrower shall furnish to the Lender such other information regarding the operations, business affairs and financial condition of the Borrower or compliance with the terms of the Basic Documents as the Lender may reasonably request.

    (n)  Maintenance of Property; Insurance. The Borrower shall:

         (i) keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted;

         (ii) maintain, with financially sound and reputable insurance companies, insurance (including liability and casualty insurance) in such amounts and against such risks as are customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations; and

         (iii) cause the Lender to be joined as loss payee or additional insured, as applicable, under all policies of insurance maintained by the Borrower, and provide to the Lender, within ten (10) Business Days after the date of this Note, certificates of insurance with respect to all such insurance policies (including liability and casualty insurance) showing the Lender as loss payee or additional insured, as applicable, on such certificates, together with, in each case, evidence of the payment of all premiums with respect to such insurance policies and a certificate of an executive officer of the Borrower certifying that all such insurance policies are in full force and effect and that the Borrower has received no notice of cancellation with respect to any such insurance policies.

    8. Representations and Warranties. The Borrower represents and warrants to the Lender that:

    (a) Organization; Powers. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of Delaware, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Condition, is qualified to do business in, and is in good standing in, every jurisdiction where that qualification is required.

    (b) Authorization; Enforceability. The transactions contemplated under this Note and the other Basic Documents are within the Borrower's corporate powers and have been duly authorized by all necessary corporate (including, if required, stockholder) action. This Agreement has been, and the other Basic Documents will be, duly executed and delivered by the Borrower, and each Basic Document constitutes a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

    (c) Governmental Approvals; No Conflicts. The transactions contemplated under this Note and the other Basic Documents (i) will not violate or result in a default under any agreement or other instrument binding upon the Borrower or its property and assets or give rise to a right under any such agreement or other instrument to require any payment to be made by the Borrower and (ii) will not result in the creation or imposition of any lien on any property or asset of the Borrower other than the liens created under the Security Agreement.

    (d)  Properties and Assets.

         (i) The Borrower has good title to all its property and assets, free and clear of all liens (other than the liens of the Security Agreement) except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize its properties and assets for their intended purposes.

         (ii) The Borrower owns, or is licensed to use, all trademarks, trade names, copyrights, patents and other intellectual property material to its business, and the use of any such property by the Borrower does not infringe upon the rights of any other person or entity.

    (e) No Litigation. Other than as disclosed on the attached Schedule 1, there are no actions, suits or proceedings by or before any arbitrator or governmental authority pending against or, to the knowledge of the Borrower, threatened against or affecting the Borrower (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Condition.

    9. Events of Default. The Borrower shall be in default under this Note upon the occurrence of any of the following events (each an "Event of Default"):

    (a) The failure of the Borrower to pay any portion of the principal, interest or any other amounts payable under this Note when due, whether at stated maturity or otherwise;

    (b) The entry of an order for relief under Title 11 of the United States Bankruptcy Code as to the Borrower or the adjudication of the Borrower as insolvent or bankrupt pursuant to the provisions of any state insolvency or bankruptcy act; the commencement by the Borrower of any case, proceeding or other action seeking any reorganization, arrangement, composition, adjustment, liquidation, dissolution or similar relief for itself under any present or future statute, law or regulation relating to bankruptcy, insolvency, reorganization or other relief for debtors; the consent of the Borrower to, its acquiescence in or attempt to secure the appointment of any receiver of all or any substantial part of its properties; or the Borrower shall make a general assignment for the benefit of creditors;

    (c) The commencement of any case, proceeding or other action against the Borrower seeking to have an order for relief entered against it as a debtor or seeking any reorganization, arrangement, composition, adjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation relating to bankruptcy, insolvency, reorganization or other relief for debtors or seeking appointment of any receiver for the Borrower or for all or any substantial part of its property, which is not in any such instance fully stayed or dismissed within 90 days after the entry of the same;

    (d) The Borrower admits in writing its inability to, or be generally unable to, pay its debts as those debts become due;

    (e) The occurrence and continuation of a Material Adverse Condition if such condition is not remedied or capable of being remedied by the exercise of reasonable diligence within 10 days after the Borrower or the Lender obtain knowledge of such condition;

    (f) A final judgment or judgments for the payment of more than $50,000 in the aggregate are rendered against the Borrower, and the Borrower fails, within 30 days of the entry of each such judgment, either (i) to discharge (or to cause or provide for that discharge) each such judgment or (ii) both to procure stay of execution of each such judgment and, within that 30-day period (or such longer period during which execution of the that judgment has been stayed) to appeal from, and during that appeal to procure the continued stay of execution for, each such judgment;

    (g) Any representation, warranty or certification made or deemed made in any Basic Document by the Borrower or any certificate furnished to the Lender pursuant to the provisions of any Basic Document proves in any material respect to have been false or misleading when made or furnished or deemed made or furnished;

    (h) The Borrower fails to comply with its obligations under Section 7(a) or Section 7(j);

    (i) The Borrower fails to perform any of its other obligations under this Note or any other Basic Document, and that failure continues unremedied for 30 days after notice of that failure to the Borrower by the Lender; or

    (j) Any default or event of default occurs and continues under any of the other Basic Documents.


    Upon the occurrence of any Event of Default, all principal of this Note and accrued and unpaid interest on the principal of this Note and all other sum under this Note shall become immediately due and payable without any demand, notice or other action, all of which are hereby waived by the Borrower.

    10. Conditions Precedent to Initial Loan. The obligation of the Lender to make the initial Loan under this Note is subject to the satisfaction of the following conditions:

    (a) no Default or Event of Default has occurred and is continuing as of the date of such initial Loan;

    (b) no Material Adverse Condition has occurred and is continuing as of the date of such initial Loan;

    (c) the representations and warranties made by the Borrower in this Note and the other Basic Documents are true and complete on and as of the date of that Loan with the same force and effect as if made on and as of that date (or, if applicable, as of any specific date as of which that representation or warranty is expressly stated to have been made);

    (d) the Lender shall have received a certificate of the Secretary or an Assistant Secretary of the Borrower, dated as of the date of the initial Loan and certifying:


         (i) that attached to such certificate is a copy of the charter, as amended and in effect, of the Borrower certified as of a recent date by the Secretary of State of its jurisdiction of incorporation, and that such charter has not been amended since the date of such certification by the Secretary of State;


         (ii) that attached to such certificate is a true and complete copy of the bylaws of the Borrower as amended and in effect at all times from the date on which the resolutions referred to in clause (iii) were adopted to and including the date of such certificate,


         (iii) that attached to such certificate is a true and complete copy of resolutions duly adopted by the board of directors of the Borrower authorizing the execution, delivery and performance of this Note and the Loans, the Security Agreement and all documents related to the transactions contemplated under this Note (the "Basic Documents"), and that such resolutions have not been modified, rescinded or amended and are in full force and effect;

         (iv) that attached to such certificate are certificates of good standing for the Borrower from the Secretary of State of the State of Delaware and the Secretary of State of the State of Michigan; and

         (iv) as to the incumbency and specimen signature of each officer of the Borrower executing the Basic Documents (and the Lender may conclusively rely on such certificate);

    (e) the Lender shall have received an opinion of in-house legal counsel to the Borrower, dated the date of the initial Loan, in form and substance reasonably satisfactory to the Lender;

    (f) the Lender shall have received duly executed and delivered copies of (i) the Security Agreement, (ii) the Warrant to Purchase Stock of Power Efficiency Corporation that expires on June 14, 2012 (the "Warrant") and the Certificate of Amendment of Warrant issued to Lender and dated as of the date of this Note (the "Warrant Amendment") and (iii) the Certificate of Designation of Series A Convertible Preferred Stock of the Borrower (the "Certificate of Designation") and the Certificate of Amendment of Certificate of Designation of Series A Convertible Preferred Stock of the Borrower dated as of the date of this Note (the "Certificate of Designation Amendment"); and

    (g) the Lender shall have received such other documents as the Lender may reasonably request.

    11. Conditions to All Loans. The obligation of the Lender to make any Loan under this Note is subject to the further conditions precedent that, both immediately prior to the making of that Loan and also after giving effect to, and to the intended use of, that Loan:

    (a) no Default or Event of Default has occurred and is continuing;

    (b) no Material Adverse Condition has occurred and is continuing; and

    (c) the representations and warranties made by the Borrower in this Note and the other Basic Documents are true and complete on and as of the date of that Loan with the same force and effect as if made on and as of that date (or, if applicable, as of any specific date as of which that representation or warranty is expressly stated to have been made).

    Each such extension of credit to the Company shall constitute a certification by the Company to the effect set forth in the preceding sentence.

    12.  Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.


    (a) Governing Law. THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THE STATE OF NEW YORK.

    (b) Submission to Jurisdiction. THE BORROWER HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE CENTRAL DISTRICT OF CALIFORNIA AND OF ANY CALIFORNIA STATE COURT SITTING IN RIVERSIDE COUNTY, CALIFORNIA FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED BY THIS NOTE. EACH OF THE BORROWER AND THE LENDER IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR IN THE FUTURE HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

    (c) Waiver of Jury Trial. EACH OF THE BORROWER AND THE LENDER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED BY THIS NOTE.

    13. No Waiver. No failure on the part of the Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, remedy, power or privilege under this Note shall operate as a waiver of that right, remedy, power or privilege, nor shall any single or partial exercise of any right, power or privilege under this Note preclude any other or further exercise of any such right, remedy, power or privilege or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges provided in this Note are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

    14.  Expenses, Indemnification, Etc.

    (a) The Borrower shall pay: (i) all reasonable out-of-pocket expenses of the Lender (including the reasonable fees and expenses of counsel to the Lender), in connection with (A) the negotiation, preparation, execution and delivery of this Note and the other Basic Documents and the extension of credit under this Note and (B) any modification, supplement or waiver of any of the terms of this Note or any other Basic Document, (ii) all out-of-pocket expenses of the Lender (including counsels' fees and expenses) in connection with any Default or Event of Default and any enforcement or collection proceedings (including any bankruptcy, reorganization, workout or other similar proceeding) resulting from that Default or Event of Default or in connection with the negotiation of any restructuring or "work-out" (whether or not consummated) of the obligations of the Borrower under this Note and the other Basic Documents, (iii) all costs, expenses, taxes, assessments and other charges incurred in connection with any filing, registration, recording or perfection of the security interest contemplated by the Security Agreement; and (iv) all out-of-pocket expenses of the Lender (including counsels' fees and expenses) in connection with the enforcement of this Section 14.

    (b) The Borrower shall indemnify the Lender from, and hold the Lender harmless against, any and all judgments, losses, liabilities, damages or expenses incurred by the Lender in connection with or by reason of (i) the execution and delivery of this Note, the other Basic Documents or any related agreement, instrument or document, or the performance by any person of its obligations under this Note and the other Basic Documents, (ii) the transactions contemplated by this Note, (iii) the making of any Loan or the use of the proceeds of any Loan or (iv) any actual or prospective claim, litigation, investigation or proceeding related to any of the foregoing, whether based on contract, tort or any other theory (but excluding any such losses, liabilities, damages or expenses incurred by reason of the negligence, gross negligence or willful misconduct of the person to be indemnified). It shall not be a condition to any such indemnification that the Lender be a party to any such investigation, litigation or other proceeding.

    (c) To the extent permitted by applicable law, the Borrower shall not assert, and hereby waives, any claim against the Lender on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages).

    (d) All amounts due under this Section 14 shall be payable promptly after written demand.

    (e) The provisions of this Section 14 shall survive the termination of this Note.

    15.  Restrictions on Transfer.

    (a) Assignments by the Borrower. The Borrower may not assign any of its rights or obligations under this Note without the prior written consent of the Lender.

    (b) Assignments by the Lender. With the prior written consent of the Borrower, the Lender may assign all or any part of this Note and the Total Commitment, together with, in any such case, its related rights, remedies, powers and privileges under the Basic Documents; provided that (i) no such consent shall be required if an Event of Default has occurred and is continuing; and (ii) no such consent shall be required in the case of any assignment by the Lender (A) to an affiliate of the Lender; (B) to limited partners or other investors in the Lender; (C) to Northwest Power Management, the general partner of the Lender or other funds affiliated with Northwest Power Management; or (D) to Steven Strasser or other funds affiliated with or managed by Steven Strasser.

    16. Integration. This Note and the other Basic Documents constitute the entire agreement and understanding between the Borrower and the Lender with respect to the matters covered by this Note and the other Basic Documents and supersede all prior agreements and understandings, written or oral, between the Borrower and the Lender with respect to the subject matter of this Note and the other Basic Documents.

    17. Severability. Any provision of this Note that is prohibited or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that prohibition or unenforceability without invalidating the remaining provisions of this Note, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable that provision in any other jurisdiction.

    18. Captions. The table captions and section headings appearing in this Note are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Note.

    19. Counterparts. This Note may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties to this Note may execute this Note by signing any such counterpart. Delivery of an executed counterpart of a signature page to this Note by hand or by telecopy shall be as effective as the delivery of a fully executed counterpart of this Note.

    20. Amendments. No provision of this Note may be waived, modified or supplemented except by a written instrument signed by the Borrower and the Lender.

    21. Successors and Assigns. This Note shall be binding upon and inure to the benefit of its parties and their respective successors and permitted assigns.

    22. Further Assurances. The Borrower shall provide to the Lender, from time to time, such documents, agreements, certificates and other information requested by the Lender as shall be necessary or advisable to effect the purposes of this Note and the other Basic Documents.

    23. Termination. So long as all of the principal and interest on the Loans and all fees and other amounts payable by the Borrower under this Note and the other Basic Documents have been paid in full, the Borrower shall have the right to terminate this Note and the Total Commitment by written notice to the Lender. Upon the receipt of such notice by the Lender, if no principal, interest, fees or other amounts are outstanding under this Note and the other Basic Documents, then (a) this Note and the Total Commitment shall terminate and (b) the Security Agreement shall terminate and the liens granted to the Lender under the Security Agreement shall be released in accordance with the provisions of Section 15 of the Security Agreement.

            [The remainder of this page is intentionally left blank.
                            Signature pages follow]

    IN WITNESS WHEREOF, the parties agree to the provisions of this Note, and Power Efficiency Corporation has caused this Note to be duly executed and delivered on its behalf and in its name by the signature of its duly authorized officer, as of the date first above written.

POWER EFFICIENCY CORPORATION

By:
    ---------------------------------------------
    Name: Raymond J. Skiptunis
    Title: President & CEO


SUMMIT ENERGY VENTURES, LLC

By: Northwest Power Management, its manager

By:
    ---------------------------------------------
    Name: Steven Strasser
    Title: President

                                                                     Schedule 1

                             Disclosure re Disputes

1. Stephen Shulman: The Borrower is involved with certain claims and counterclaims related to arbitration with its former CEO, Stephen Shulman. The claim was filed by the former CEO on October 10, 2002 and is being administrated by the East Providence, Rhode Island office of the American Arbitration Association. The former CEO is claiming the Borrower owes him, and is seeking to recover, approximately $528,659. The amount of his claim is comprised of (i) $116,039 for unpaid salary and expenses, and (ii) $412,620 for a payment owed to him in the case of a change of control of the Borrower. The Borrower is currently defending these claims.

2. Warner Norcross & Judd LLP: The Borrower received certain services from a law firm, Warner Norcross & Judd LLP ("WNJ"). The Borrower received an invoice from WNJ that it believes was unreasonably high. The invoice was for approximately $200,000 which the Borrower believes is approximately two times the reasonable value of the services provided. The Borrower has paid approximately $80,000 of the outstanding balance and is in negotiations with WNJ regarding the unpaid portion of the invoice.

                              SCHEDULE OF LOANS AND
                              PAYMENTS OF PRINCIPAL
                           UNDER REVOLVING CREDIT NOTE

Date               Amount of        Amount of           Amount of          Balance of               Person Making
                   Loan             Principal Paid      Interest Paid      Unpaid Principal         Notation